[EATON VANCE LOGO]                                         [EDUCATION LOGO]

Annual Report November 30, 1999

                                  EATON VANCE
                                   MUNICIPAL
[PHOTO OF HIGHWAY]                   INCOME
                                     TRUST


                      Global Management-Global Distribution


                          [PHOTO OF SUSPENSION BRIDGE]


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                      This Page Intentionally Left Blank

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 1999

LETTER TO SHAREHOLDERS

[PHOTO]
Thomas J. Fetter
President

1999 has proven a very challenging year for investors, as a continuing strong economy has led to higher interest rates and a difficult environment for fixed-income vehicles. Amid a continuing robust economy, the Federal Reserve has maintained a watchful eye for any sign of inflation. On three occasions during the year, the Fed raised its Federal Funds rate - a key barometer of short-term interest rates - in an attempt to reduce the potential for inflation. The Fed actions kept the bond markets - including the municipal market on the defensive for much of the year.

In the wake of this year's market
decline, municipal yields nearly
equal Treasury yields...

The rising interest rate environment that characterized this fiscal period produced negative total returns for municipal bonds - including Eaton Vance Municipal Income Trust. In last year's flight to quality, the ratio of Treasury yields to municipal yields reached historically high levels, with municipal yields actually EQUALLING Treasury yields at one point. By November 30, 1999, those ratios had narrowed, but only slightly. Municipal yields still equalled around 96% of Treasury yields at November 30, 1999, representing exceptional value in a tax-exempt investment. At November 30, the Trust offered market yields that were well above the average tax-exempt bond yields.

A growing budget surplus suggests
a favorable long-term outlook for
municipal bonds...

A strong economy combined with low inflation has resulted in the first budget surpluses in a generation and created an excellent long-term scenario for bonds. In addition, the upcoming calendar of new MUNICIPAL issuance is significantly lighter than in recent years. That will be a positive factor for municipal bonds because the market should be less impacted by supply pressures. As a result, municipal bonds should remain an attractive income alternative for tax-conscious investors.

Municipal bonds yield 96% of Treasury yields
----------------------------------------------
6.06%                        9.47%
----------------------------------------------
30-Year AAA-rated            Taxable equivalent yield
General Obligation (GO) Bonds*     in 36% tax bracket

-------------------------
6.29%
-------------------------
30-Year Treasury bond


Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Trust's yield. Statistics as of November 30, 1999.

Past performance is no guarantee of future results.
Source: Bloomberg, L.P.

Eaton Vance Municipal
Income Trust offers tax-exempt
income, flexibility, and liquidity...

Municipal bonds are among the few tax-advantaged vehicles remaining for investors. Eaton Vance Municipal Income Trust is designed to deliver tax-exempt income together with the flexibility of a closed-end fund and the liquidity afforded by trading on the New York Stock Exchange. We believe that the Trust will continue to provide promising opportunities for its tax-conscious shareholders.

                             Sincerely,

                             /s/ Thomas J. Fetter

                             Thomas J. Fetter
                             President
                             January 12, 2000

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 1999

MANAGEMENT DISCUSSION


[PHOTO]
Thomas M. Metzold
Portfolio Manager

Investment Environment
----------------------
- 1999 marked another year of continued U.S. economic expansion. Allaying fears that the record economic expansion would end in a resurgence of inflation, the U.S. economy posted a 4.8% gain for the quarter ended in September. The nation's unemployment rate remained at 4.1% in November, the lowest rate since the current expansion began in March 1991.

- Although job growth increased overall, manufacturing employment continued to decline. However, other manufacturing productivity data showed signs of resurgence. Retail business showed major growth during the Christmas selling season.

- The Consumer Price Index (CPI)rose 0.1% in November, for a total of 2.7% (seasonally adjusted)in calendar year 1999. CPI measures the change in cost of a fixed market basket of goods and is considered the key barometer of inflation.

Management Discussion

- Hospital bonds were the Trust's largest sector weighting at November 30, 1999. With changing Medicare reimbursement rules and an increased focus on cost containment, the Trust's hospital investments have focused on those institutions that are well-positioned for the newly competitive environment.

- The Trust's second largest sector concentration at November 30, 1999 was electric utilities. Ongoing deregulation and consolidation in this industry could be beneficial to well-regarded public power issuers. The Trust's largest holding in this area is the Long Island (NY)Power Authority Electric System.

- Management continued to improve the Trust's call protection. With the decline of interest rates from their highs earlier in the decade, many bonds are now approaching call dates, thereby making call protection an increasingly important strategic consideration.

The Trust
-------------------------------------------------------------------------------

Performance for the Past Year

- Based on share price (traded on the New York Stock Exchange), the Trust had a total return of -18.74% for the period from its inception on January 29, 1999 through November 30, 1999. That return was the result of a decline in share price from $15.00 on January 29, 1999 to $11.6875 on November 30, 1999, and the reinvestment of $0.55 in regular monthly dividends.

- Based on net asset value, the Trust had a total return of -18.52% for the period ended November 30, 1999. That return was the result of a decline in net asset value from $15.00 on January 29, 1999 to $11.72 on November 30, 1999, and the reinvestment of all distributions.

- Based on the most recent dividend and a share price of $11.875 the Trust had a market yield of 7.06% at November 30, 1999.(1)


Rating Distribution(2)
-------------------------------------------------------------------------------
By total investments
[PIE CHART]
AAA                21.3%
AA                 16.4%
A                  10.4%
BBB                25.4%
B                   1.1%
Non-Rated          25.4%

-------------------------------------------------------------------------------
Shares of the Trust are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yields will vary.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Trust Information
as of November 30, 1999

Performance(3)
-------------------------------------------------------------------------------

Cumulative Total Return (by market value, New York Stock Exchange)
-------------------------------------------------------------------------------
Life of Trust (1/29/99)             -18.74%


Cumulative Total Return (at net asset value)
-------------------------------------------------------------------------------
Life of Trust (1/29/99)             -18.52%


Sector Weightings(2)
[BAR CHART]
Hospital                          22.2%
Electric Utilities                10.7%
General Obligations                9.3%
Industrial Revenue Development     8.8%
Transportation                     5.4%

(1) The Trust's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(2) Rating Distribution is determined by dividing the total market value of the holdings by the total investments of the Trust. Rating Distribution and Sector Weightings are subject to change.

(3) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested.

    Past performance is no guarantee of future results. Investment return and market price will fluctuate so that shares, when sold, may be worth more or less than their original cost.

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 1999

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 96.3%

  PRINCIPAL AMOUNT
  (000'S OMITTED)      SECURITY                                  VALUE
-----------------------------------------------------------------------------
Certificates of Participation -- 0.6%
-----------------------------------------------------------------------------
      $ 2,000          Cliff House Trust, PA, (AMT),
                       6.625%, 6/1/27                            $  1,920,760
-----------------------------------------------------------------------------
                                                                 $  1,920,760
-----------------------------------------------------------------------------
Cogeneration -- 2.0%
-----------------------------------------------------------------------------
      $ 2,950          Maryland Energy Cogeneration, (AES
                       Warrior Run), (AMT), 7.40%, 9/1/19        $  3,062,041
        3,500          Pennsylvania, EDA, (Northampton
                       Generating), (AMT), 6.40%, 1/1/09            3,501,505
-----------------------------------------------------------------------------
                                                                 $  6,563,546
-----------------------------------------------------------------------------
Education -- 5.2%
-----------------------------------------------------------------------------
      $ 3,000          California Educational Facilities
                       Authority, (Santa Clara University),
                       5.00%, 9/1/23                             $  2,658,840
        6,875          Massachusetts Development Finance
                       Agency, (Boston University),
                       5.45%, 5/15/59                               5,862,106
        4,750          New York Dormitory Authority, (State
                       University Educational Facilities),
                       4.75%, 5/15/28                               3,827,977
        5,000          Ohio Higher Educational Facilities,
                       (Oberlin College), Variable Rate,
                       10/1/29(1)(2)                                3,562,900
        1,000          Philadelphia, PA, HEFA, (Chestnut Hill
                       College), 6.00%, 10/1/29                       909,440
-----------------------------------------------------------------------------
                                                                 $ 16,821,263
-----------------------------------------------------------------------------
Electric Utilities -- 10.7%
-----------------------------------------------------------------------------
      $ 8,000          Brazos River Authority, TX, (Reliant
                       Energy, Inc.), 5.375%, 4/1/19             $  7,056,640
        6,250          Brazos River Authority, TX, (Texas
                       Utilities Electric Co.), (AMT),
                       5.55%, 6/1/30                                5,384,125
        5,500          Burke County, GA, Development Authority,
                       (Georgia Power Co.), (AMT),
                       5.45%, 5/1/34                                4,869,095
        9,550          Long Island Power Authority, NY,
                       Electric System Revenue, 5.25%, 12/1/26      8,430,358
        1,500          North Carolina Eastern Municipal Power
                       Agency, (Power System Revenue),
                       5.75%, 1/1/26                                1,327,005
        7,250          North Carolina Municipal Power Agency,
                       6.50%, 1/1/20                                7,241,372
-----------------------------------------------------------------------------
                                                                 $ 34,308,595
-----------------------------------------------------------------------------
Escrowed / Prerefunded -- 2.4%
-----------------------------------------------------------------------------
      $35,000          Dawson Ridge, CO, Metropolitan District
                       #1, Escrowed to Maturity, 0.00%, 10/1/22  $  7,796,950
-----------------------------------------------------------------------------
                                                                 $  7,796,950
-----------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)        SECURITY                                  VALUE
-----------------------------------------------------------------------------
General Obligations -- 9.3%
-----------------------------------------------------------------------------
      $ 3,350          Bell Mountain Ranch, CO, (Metropolitan
                       District), 6.625%, 11/15/25               $  3,099,554
       15,735          Florida Board of Education,
                       4.75%, 6/1/28                               12,908,050
        8,500          Michigan Building Authority Revenue,
                       4.75%, 10/15/21                              7,182,500
        8,500          North East Independent School District,
                       TX, 4.50%, 10/1/28                           6,631,615
-----------------------------------------------------------------------------
                                                                 $ 29,821,719
-----------------------------------------------------------------------------
Health Care-Miscellaneous -- 0.8%
-----------------------------------------------------------------------------
      $ 2,845          Illinois Development Finance Authority,
                       (Community Rehabilitation Providers),
                       5.60%, 7/1/19                             $  2,493,557
-----------------------------------------------------------------------------
                                                                 $  2,493,557
-----------------------------------------------------------------------------
Hospital -- 22.2%
-----------------------------------------------------------------------------
      $ 4,000          Baxter County, AK, Community Hospital
                       District, 5.625%, 9/1/28                  $  3,420,520
        3,300          Bell County, TX, (Heritage Oaks
                       Healthcare), 6.70%, 6/1/29                   3,015,276
        2,500          California Health Facilities Financing
                       Authority (Cedar Sinai Medical Center),
                       Variable Rate, 12/1/34(1)(2)                 2,470,425
        5,000          California Statewide Communities
                       Development Authority, (Children's
                       Hospital of Los Angeles),
                       5.25%, 8/15/29                               4,242,250
        1,000          Chautauqua County, NY, IDA, (Women's
                       Christian Association), 6.35%, 11/15/17        943,920
        1,000          Chautauqua County, NY, IDA, (Women's
                       Christian Association), 6.40%, 11/15/29        892,830
        2,900          Highland County, OH, (Joint Township
                       Hospital District), 6.75%, 12/1/29           2,708,571
        3,500          John Tolfree Health System Corp., MI,
                       6.00%, 9/15/23                               3,139,570
        1,215          Loris, SC, Community Hospital District,
                       5.625%, 1/1/20                               1,065,786
        3,500          Loris, SC, Community Hospital District,
                       5.625%, 1/1/29                               2,981,475
        6,500          Louisiana Public Facilities Authority,
                       (Tuoro Infirmary), 5.625%, 8/15/29           5,607,290
        3,750          Maricopa County, AZ, IDA, (Mayo
                       Foundation), Residual Certificates,
                       Variable Rate, 11/15/37(1)(2)                2,778,000
        2,000          Martin County, MN, (Fairmont Community
                       Hospital Association), 6.625%, 9/1/22        1,885,760
        6,000          Massachusetts HEFA, (Partners Healthcare
                       System), 5.25%, 7/1/29                       5,169,960
        1,700          Mecosta County, MI, (Michigan General
                       Hopital), 5.75%, 5/15/09                     1,648,286
        2,500          Mecosta County, MI, (Michigan General
                       Hospital), 6.00%, 5/15/18                    2,243,050

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 1999

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)        SECURITY                                  VALUE
-----------------------------------------------------------------------------

Hospital (continued)
-----------------------------------------------------------------------------
      $ 4,260          New Jersey Health Care Facilities,
                       (Capital Health System), 5.25%, 7/1/27    $  3,426,574
        4,085          New Jersey Health Care Facilities, (St.
                       Barnabas Health), Variable Rate,
                       7/1/28(2)(3)                                 2,701,410
        9,750          Oklahoma Development Finance Authority,
                       (Hillcrest Health System),
                       5.625%, 8/15/29                              7,988,467
        7,000          Rhode Island HEFA, (St. Joseph Health
                       Services), 5.50%, 10/1/29                    5,778,010
        2,425          Southwestern Illinois, IDR, (Anderson
                       Hospital), 5.625%, 8/15/29                   2,064,524
        6,000          Weber County, UT, (IHC Health Services,
                       Inc.), 5.00%, 8/15/30                        4,991,340
-----------------------------------------------------------------------------
                                                                 $ 71,163,294
-----------------------------------------------------------------------------
Housing -- 3.7%
-----------------------------------------------------------------------------
      $ 4,680          Louisiana Public Facilities Authority,
                       (Eden Point), 6.25%, 3/1/34               $  4,276,022
        3,500          North Little Rock, AR, Residential
                       Housing Facilities, (Parkstone Place),
                       6.50%, 8/1/21                                3,343,305
        3,700          Oregon Health Authority, (Trillium
                       Affordable Housing), 6.75%, 8/15/29          3,441,592
        1,000          Raleigh, NC, Housing Authority,
                       Multifamily, (Cedar Point),
                       7.00%, 11/1/30                                 934,990
-----------------------------------------------------------------------------
                                                                 $ 11,995,909
-----------------------------------------------------------------------------
Industrial Development Revenue -- 9.5%
-----------------------------------------------------------------------------
      $ 2,000          Abia Development Corp., TX, (Austin
                       Cargoport Development ), (AMT),
                       6.50%, 10/1/24                            $  1,900,780
        2,000          Broward County, FL, IDR, (Lynxs
                       Cargoport), (AMT), 6.75%, 6/1/19             1,891,680
        3,700          Charleston County, SC, IDA, (Zeigler
                       Coal Holding), 6.95%, 8/10/28                3,264,917
        5,500          Courtland, AL, Solid Waste Disposal,
                       (Champion International Corp.),
                       6.70%, 11/1/29                               5,537,730
        2,500          Gulf Coast, TX, Waste Disposal
                       Authority, (Valero Energy Corp.), (AMT),
                       5.70%, 4/1/32                                2,141,850
        3,550          Mississippi Business Finance Corp.,
                       (System Energy Resources, Inc.),
                       5.90%, 5/1/22                                3,147,714
        3,000          Missouri Development Finance Authority,
                       Solid Waste Disposal, (Proctor and
                       Gamble Paper Products), (AMT),
                       5.20%, 3/15/29                               2,618,910
        1,750          New Jersey EDA, (Continental Airlines),
                       (AMT), Variable Rate, 9/15/29(1)(2)          1,524,075
        5,750          Ohio Solid Waste Disposal, (USG Corp.),
                       (AMT), 5.65%, 3/1/33                         4,976,050
        3,550          Phoenix, AZ, IDA, (America West
                       Airlines, Inc.), (AMT), 6.25%, 6/1/19        3,277,183
-----------------------------------------------------------------------------
                                                                 $ 30,280,889
-----------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)        SECURITY                                  VALUE
-----------------------------------------------------------------------------
Insured-Education -- 0.7%
-----------------------------------------------------------------------------
      $ 3,000          Massachusetts HEFA, Residual
                       Certificates, (Berklee College of
                       Music), (MBIA), Variable Rate,
                       10/1/27(1)(2)                             $  2,244,660
-----------------------------------------------------------------------------
                                                                 $  2,244,660
-----------------------------------------------------------------------------
Insured-Hospital -- 4.3%
-----------------------------------------------------------------------------
      $10,000          New York Dormitory Authority, (Municipal
                       Health Facilities Improvement), (FSA),
                       4.75%, 1/15/29                            $  8,176,600
        6,900          New York Dormitory Authority, (New York
                       Presbyterian Hospital), (AMBAC),
                       4.75%, 8/1/27                                5,665,935
-----------------------------------------------------------------------------
                                                                 $ 13,842,535
-----------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 1.2%
-----------------------------------------------------------------------------
      $ 5,000          San Mateo County, CA, Joint Powers
                       Financing Authority, (FSA), Variable
                       Rate, 7/15/29(1)(2)                       $  3,702,500
-----------------------------------------------------------------------------
                                                                 $  3,702,500
-----------------------------------------------------------------------------
Insured-Special Tax Revenue -- 1.0%
-----------------------------------------------------------------------------
      $ 5,000          Pennsylvania Turnpike Commission Oil
                       Franchise Tax, (AMBAC), Variable Rate,
                       12/1/27(1)(2)                             $  3,209,800
-----------------------------------------------------------------------------
                                                                 $  3,209,800
-----------------------------------------------------------------------------
Insured-Transportation -- 2.9%
-----------------------------------------------------------------------------
      $ 3,500          Florida Turnpike Authority, (Department
                       of Transportation), (FGIC),
                       4.50%, 7/1/27                             $  2,778,300
        4,250          Metropolitan Transportation Authority,
                       NY, Commuter Revenue (FGIC),
                       4.75%, 7/1/26                                3,516,493
        5,000          Southeastern Pennsylvania Transit
                       Authority, (FGIC), Variable Rate,
                       3/1/29(1)(2)                                 3,173,400
-----------------------------------------------------------------------------
                                                                 $  9,468,193
-----------------------------------------------------------------------------
Insured-Water and Sewer -- 1.2%
-----------------------------------------------------------------------------
      $ 5,000          Charleston, SC, Waterworks and Sewer
                       Revenue, (FGIC), 4.50%, 1/1/24            $  3,983,400
-----------------------------------------------------------------------------
                                                                 $  3,983,400
-----------------------------------------------------------------------------
Miscellaneous -- 2.5%
-----------------------------------------------------------------------------
      $ 4,000          Charter Mac Equity, TN, (AMT),
                       6.625%, 6/30/09                           $  3,916,040
        4,000          Muni Mae Tax Revenue Exempt Bond, (AMT),
                       Variable Rate, 6/30/09                       3,958,000
-----------------------------------------------------------------------------
                                                                 $  7,874,040
-----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 1999

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)        SECURITY                                  VALUE
-----------------------------------------------------------------------------
Nursing Home -- 1.2%
-----------------------------------------------------------------------------
      $ 2,000          Orange County, FL, Health Facilities
                       Authority, (Westminster Community Care),
                       6.75%, 4/1/34                             $  1,844,340
        2,000          Tarrant County, TX, Health Facilities,
                       (3927 Foundation), 10.25%, 9/1/19            1,996,680
-----------------------------------------------------------------------------
                                                                 $  3,841,020
-----------------------------------------------------------------------------
Pooled Loans -- 0.9%
-----------------------------------------------------------------------------
      $   676          Tax Exempt Securities Trust, Community
                       Health Provider, Pooled Loan Program,
                       6.00%, 12/1/36                            $    610,480
        1,800          Tax Exempt Securities Trust, Community
                       Health Provider, Pooled Loan Program,
                       6.25%, 12/1/36                               1,729,980
          677          Tax Exempt Securities Trust, Community
                       Health Provider, Pooled Loan Program,
                       7.75%, 12/1/36                                 653,470
-----------------------------------------------------------------------------
                                                                 $  2,993,930
-----------------------------------------------------------------------------
Senior Living / Life Care -- 3.1%
-----------------------------------------------------------------------------
      $ 3,245          Logan County, CO, Industrial Development
                       Revenue, (TLC Care Choices, Inc.),
                       6.875%, 12/1/23                           $  2,977,125
        3,700          Ohio HFA, Retirement Rental Housing,
                       (Encore Retirement Partners),
                       6.75%, 3/1/19                                3,317,161
          750          Okaloosa County, FL, Retirement Rental
                       Housing, (Encore Retirement Partners),
                       6.125%, 2/1/14                                 648,210
        3,000          Wisconsin HEFA, (Wisconsin Illinois
                       Senior Housing), 7.00%, 8/1/29               2,892,750
-----------------------------------------------------------------------------
                                                                 $  9,835,246
-----------------------------------------------------------------------------
Special Tax Revenue -- 2.8%
-----------------------------------------------------------------------------
      $ 3,600          Black Hawk, CO, Business Improvement
                       District, 6.50%, 12/1/11                  $  3,439,440
        2,330          Frederick County, MD, Urbana Community
                       Development Authority, 6.625%, 7/1/25        2,227,783
        1,750          Longleaf, FL, Community Development
                       District, 6.20%, 5/1/09                      1,664,303
        1,955          Longleaf, FL, Community Development
                       District, 6.65%, 5/1/20                      1,823,976
-----------------------------------------------------------------------------
                                                                 $  9,155,502
-----------------------------------------------------------------------------
Transportation -- 5.4%
-----------------------------------------------------------------------------
      $ 4,000          Kent County, MI, Airport Facility,
                       Variable Rate, 1/1/25(1)(2)               $  2,964,160
        5,000          Los Angeles County, CA, Metropolitan
                       Transportation Authority, Variable Rate,
                       7/1/28(1)(2)                                 3,306,500
        2,400          Massachusetts Turnpike Authority,
                       Metropolitan Highway System, Variable
                       Rate, 1/1/39(2)(3)                           1,211,424
        4,000          Metropolitan Atlanta Rapid
                       Transportation Authority, GA, Variable
                       Rate, 7/1/20(1)(2)                           3,198,720
        3,500          New York State Thruway Authority,
                       General Revenue, 5.00%, 1/1/25               3,022,495
PRINCIPAL AMOUNT
(000'S OMITTED)        SECURITY                                  VALUE
-----------------------------------------------------------------------------

Transportation (continued)
-----------------------------------------------------------------------------
      $ 5,575          Wayne, MI, Charter County Airport,
                       Variable Rate, 12/1/28(1)(2)              $  3,803,823
-----------------------------------------------------------------------------
                                                                 $ 17,507,122
-----------------------------------------------------------------------------
Utilities - Electrical and Gas -- 2.2%
-----------------------------------------------------------------------------
      $ 8,500          San Antonio, TX, Electric and Natural
                       Gas Revenue, 4.50%, 2/1/21                $  6,916,450
-----------------------------------------------------------------------------
                                                                 $  6,916,450
-----------------------------------------------------------------------------
Water and Sewer -- 0.5%
-----------------------------------------------------------------------------
      $ 2,500          Metropolitan Water District, (Southern
                       California Waterworks), Variable Rate,
                       7/1/27(2)(3)                              $  1,535,125
-----------------------------------------------------------------------------
                                                                 $  1,535,125
-----------------------------------------------------------------------------
Total Tax-Exempt Investments -- 96.3%
   (identified cost $350,545,677)                                $309,276,005
-----------------------------------------------------------------------------
Other Assets, Less Liabilities -- 3.7%                           $ 11,978,715
-----------------------------------------------------------------------------
Net Assets -- 100.0%                                             $321,254,720
-----------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 At November 30, 1999, the concentration of the Trust's investments in the various states, determined as a percentage of net assets, is as follows:

New York                                            10.7%
Texas                                               10.9%
Others, representing less than 10% individually     74.7%

 The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 1999, 11.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 0.7% to 4.3% of total investments.

 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF NOVEMBER 30, 1999
Assets
------------------------------------------------------
Investments, at value (identified cost,
   $350,545,677)                          $309,276,005
Cash                                         6,017,484
Interest receivable                          6,045,190
Receivable from the Investment Adviser             685
Prepaid expenses                                 2,953
------------------------------------------------------
TOTAL ASSETS                              $321,342,317
------------------------------------------------------

Liabilities
------------------------------------------------------
Payable to affiliate for Trustees' fees   $      1,457
Accrued expenses                                86,140
------------------------------------------------------
TOTAL LIABILITIES                         $     87,597
------------------------------------------------------
NET ASSETS                                $321,254,720
------------------------------------------------------

Sources of Net Assets
------------------------------------------------------
Auction Preferred Shares, $0.01 par
   value; unlimited number of shares
   authorized, 5,240 shares issued and
   outstanding, liquidation preference
   of $25,000 per share                   $131,000,000
Common Shares, $0.01 par value;
   unlimited number of shares
   authorized, 16,223,567 shares issued
   and outstanding                             162,236
Additional paid-in capital                 240,998,005
Accumulated net realized loss (computed
   on the basis of identified cost)        (10,949,210)
Accumulated undistributed net investment
   income                                    1,313,361
Net unrealized depreciation (computed on
   the basis of identified cost)           (41,269,672)
------------------------------------------------------
NET ASSETS                                $321,254,720
------------------------------------------------------
Net assets applicable to preferred
   shareholders --
   Auction Preferred Shares at
      liquidation value                   $131,000,000
   Cumulative undeclared dividends              45,810
------------------------------------------------------
TOTAL NET ASSETS APPLICABLE TO PREFERRED
   SHARES                                 $131,045,810
------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHARES    $190,208,910
------------------------------------------------------
TOTAL NET ASSETS                          $321,254,720
------------------------------------------------------
Net Asset Value Per Common Share
------------------------------------------------------
($190,208,910 DIVIDED BY 16,223,567
   COMMON SHARES ISSUED AND OUTSTANDING)  $      11.72
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED
NOVEMBER 30, 1999(1)
Investment Income
------------------------------------------------------
Interest                                  $ 16,410,016
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $ 16,410,016
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $  1,930,593
Administration fee                             551,597
Trustees fees and expenses                       9,918
Preferred shares remarketing agent fee         244,055
Transfer and dividend disbursing agent
   fees                                        175,979
Custodian fee                                   97,169
Legal and accounting services                   50,335
Printing and postage                            13,006
Registration fees                                8,230
Miscellaneous                                   94,954
------------------------------------------------------
TOTAL EXPENSES                            $  3,175,836
------------------------------------------------------
Deduct --
   Reduction of custodian fee             $     97,169
   Reduction of investment adviser fee             685
------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $     97,854
------------------------------------------------------

NET EXPENSES                              $  3,077,982
------------------------------------------------------

NET INVESTMENT INCOME                     $ 13,332,034
------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(11,134,761)
   Financial futures contracts                 185,551
------------------------------------------------------
NET REALIZED LOSS                         $(10,949,210)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (Identified cost basis)    $(41,269,672)
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(41,269,672)
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(52,218,882)
------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(38,886,848)
------------------------------------------------------

 (1) For the period from the start of business, January 29, 1999, to November 30, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENT OF CHANGES IN NET ASSETS

Increase (Decrease)                       PERIOD ENDED
in Net Assets                             NOVEMBER 30, 1999(1)
--------------------------------------------------------------
From operations --
   Net investment income                  $         13,332,034
   Net realized loss                               (10,949,210)
   Net change in unrealized appreciation
      (depreciation)                               (41,269,672)
--------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $        (38,886,848)
--------------------------------------------------------------
Distributions to shareholders --
   Preferred Shareholders --
      From net investment income          $         (3,132,498)
   Common Shareholders --
      From net investment income                    (8,886,175)
--------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $        (12,018,673)
--------------------------------------------------------------
Capital share transactions --
   Proceeds from sale of preferred
      shares                              $        131,000,000
   Proceeds from sale of common shares             241,500,000
   Reinvestment of distributions to
      common shareholders                            1,532,594
   Offering costs and preferred shares
      underwriting discounts                        (1,972,353)
--------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
   SHARE TRANSACTIONS                     $        372,060,241
--------------------------------------------------------------

NET INCREASE IN NET ASSETS                $        321,154,720
--------------------------------------------------------------

Net Assets
--------------------------------------------------------------
At beginning of period                    $            100,000
--------------------------------------------------------------
AT END OF PERIOD                          $        321,254,720
--------------------------------------------------------------

Accumulated undistributed
net investment income
included in net assets
--------------------------------------------------------------
AT END OF PERIOD                          $          1,313,361
--------------------------------------------------------------

 (1) For the period from the start of business, January 29, 1999, to November 30, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING THE PERIOD

                                                                        PERIOD ENDED
                                                                        NOVEMBER 30, 1999(1)(2)
-----------------------------------------------------------------------------------------------
Net asset value -- Beginning of period (Common shares)                         $ 15.000
-----------------------------------------------------------------------------------------------
Income (loss) from operations
-----------------------------------------------------------------------------------------------
Net investment income                                                          $  0.837
Net realized and unrealized loss                                                 (3.246)
-----------------------------------------------------------------------------------------------
TOTAL LOSS FROM OPERATIONS                                                     $ (2.409)
-----------------------------------------------------------------------------------------------
Less distributions
-----------------------------------------------------------------------------------------------
Preferred Shareholders--
   From net investment income                                                  $ (0.197)
Common Shareholders--
   From net investment income                                                    (0.550)
-----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                            $ (0.747)
-----------------------------------------------------------------------------------------------

PREFERRED AND COMMON SHARES OFFERING COSTS CHARGED TO PAID-IN CAPITAL          $ (0.042)
-----------------------------------------------------------------------------------------------

PREFERRED SHARES UNDERWRITING DISCOUNTS                                        $ (0.082)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD (COMMON SHARES)                               $ 11.720
-----------------------------------------------------------------------------------------------

MARKET VALUE -- END OF PERIOD (COMMON SHARES)                                  $ 11.688
-----------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                                  (18.74)%
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                        PERIOD ENDED
                                                                        NOVEMBER 30, 1999(1)(2)
-----------------------------------------------------------------------------------------------

Ratios/Supplemental Data+++
-----------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                                      $321,255
Ratios (As a percentage of average net assets attributable to common shares):
   Net expenses(5)                                                                 1.76%(4)
   Net expenses after custodian fee reduction(5)                                   1.70%(4)
   Net investment income(5)                                                        7.38%(4)
Portfolio Turnover                                                                  151%
+ The expenses of the Trust reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and the net investment income per share would have been as follows:
Ratios (As a percentage of average net assets attributable to common shares):
   Expenses(5)                                                                     1.76%(4)
   Expenses after custodian fee reduction(5)                                       1.70%(4)
   Net investment income(5)                                                        7.38%(4)
   Net investment income per share                                             $  0.837
-----------------------------------------------------------------------------------------------
++ The ratios reported above are based on net assets attributable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of average total net assets):
   Net expenses                                                                    1.14%(4)
   Net expenses after custodian fee reduction                                      1.10%(4)
   Net investment income                                                           4.77%(4)
+ The expenses of the Trust reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of average total net assets):
   Expenses                                                                        1.14%(4)
   Expenses after custodian fee reduction                                          1.10%(4)
   Net investment income                                                           4.77%(4)
-----------------------------------------------------------------------------------------------
Senior Securities:
   Total preferred shares outstanding                                             5,240
   Asset coverage per preferred share(6)                                       $ 61,308
   Involuntary liquidation preference per preferred share(7)                   $ 25,000
   Approximate market value per preferred share(7)                             $ 25,000
-----------------------------------------------------------------------------------------------

 (1) For the period from the start of business, January 29, 1999, to November 30, 1999.

 (2)  Computed using average common shares outstanding.

 (3) Total return is calculated assuming a purchase at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date.
      Total return is not computed on an annualized basis.

 (4)  Annualized.

 (5) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets attributable to common shares reflect the Trust's leveraged capital structure.

 (6) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.

 (7)  Plus accumulated and unpaid dividends.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 1999

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Municipal Income Trust (the Trust) is an entity commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Trust was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated December 10, 1998. The Trust's investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its objective by investing primarily in investment grade municipal obligations.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on the commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Investment Transactions -- Investment transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Trust instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

 C Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes.

 D Federal Income Taxes -- The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable, if any, and tax-exempt income, including any net realized gain on investments. Therefore, no provision for federal income or excise tax is necessary. At November 30, 1999, the Trust, for federal income tax purposes, had a capital loss carryover of $10,949,210 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryover will expire on November 30, 2007. In addition, the Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income taxes when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

 E Organization and Offering Costs -- Costs incurred by the Trust in connection with its organization have been expensed. Costs incurred by the Trust in connection with the offerings of the common shares and preferred shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

 F Financial Futures Contracts -- Upon the entering of a financial futures contract, the Trust is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Trust ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Trust. The Trust's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 G Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by the Trust, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Trust will realize a loss in the amount of the cost of the option. When the Trust enters into a closing sale transaction, the Trust will realize a gain or loss depending on whether the sales

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   proceeds from the closing sale transaction are greater or less than the cost of the option. When the Trust exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

 H Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 I Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Trust. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Trust maintains with IBT. All significant credit balances used to reduce the Trust's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

2 Auction Preferred Shares (APS)
-------------------------------------------
   The Trust issued 2,620 shares of Auction Preferred Shares Series A and 2,620 shares of Auction Preferred Shares Series B on March 1, 1999 in a public offering. The underwriting discount and other offering costs were recorded as a reduction of the capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at a rate which was established at the offering of the APS and have been reset every 7 days thereafter by an auction. Dividend rates ranged from 2.90% to 3.80% and from 2.80% to 3.75% for Series A and Series B Shares respectively, during the period ended
   November 30, 1999. Series A and Series B are identical in all respects except for the dates of reset for the dividend rates.

   The APS are redeemable at the option of the Trust, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust's By-Laws. The Trust pays annual fees equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

3 Distributions to Shareholders
-------------------------------------------
   The Trust intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding preferred shares. Distributions are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the Auction Preferred Shares is generally seven days. The applicable dividend rate for the Auction Preferred Shares on November 30, 1999 was 3.80% and 3.69% for Series A and Series B Shares, respectively. For the period ended November 30, 1999, the Trust paid dividends to Auction Preferred shareholders amounting to $1,571,187 and $1,561,311 for Series A and Series B Shares, respectively, representing an average APS dividend rate for such period of 3.23% and 3.27%, respectively.

4 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee, computed at an annual rate of 0.70% of the Trust's average weekly gross assets, was earned by Eaton Vance Management
   (EVM) as compensation for management and investment advisory services rendered to the Trust. Except for Trustees of the Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trust out of such investment adviser fee. For the period ended November 30, 1999, the fee was equivalent to 0.70% of the Trust's average weekly gross assets and amounted to $1,930,593. In order to enhance the net income of the Trust, EVM waived a portion of its investment advisory fee in the amount of $685. EVM also serves as the administrator of the Trust. An administration fee, computed at the annual rate of 0.20% of the average weekly gross assets of the Trust is paid to EVM for managing and administering business affairs of the Trust. For the period ended
   November 30, 1999, the administrative fee amounted to $551,597.

   Trustees of the Trust that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   terms of the Trustees Deferred Compensation Plan. For the period ended November 30, 1999, no significant amounts have been deferred.

   Certain officers and Trustees of the Trust are officers of EVM.

5 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $832,007,780 and $470,799,234 respectively, for the period ended November 30, 1999.

6 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned by the Trust at November 30, 1999, as computed for Federal income tax purposes, are as follows:

    AGGREGATE COST                            $350,545,677
    ------------------------------------------------------
    Gross unrealized appreciation             $    317,385
    Gross unrealized depreciation              (41,587,057)
    ------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $(41,269,672)
    ------------------------------------------------------

7 Shares of Beneficial Interest
-------------------------------------------
   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares. Transactions in common shares were as follows:

                                              PERIOD ENDED
                                              NOVEMBER 30, 1999(1)
    --------------------------------------------------------------
    Sales                                               16,100,000
    Issued pursuant to the Trust's dividend
     reinvestment plan                                     116,900
    --------------------------------------------------------------
    NET INCREASE                                        16,216,900
    --------------------------------------------------------------

 (1) For the period from the start of business, January 29, 1999 to November 30, 1999.

8 Financial Instruments
-------------------------------------------
   The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   At November 30, 1999 there were no outstanding obligations under these financial instruments.

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 1999

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE MUNICIPAL INCOME TRUST:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance Municipal Income Trust (the Trust) as of November 30, 1999, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from the start of business, January 29, 1999, to November 30, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities held as of November 30, 1999 by correspondence with the custodian. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of Eaton Vance Municipal Income Trust at November 30, 1999, and the results of its operations, the changes in its net assets and its financial highlights for the period from the start of business, January 29, 1999, to November 30, 1999 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 30, 1999

DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the "Shares") of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust's transfer agent, PFPC Global Fund Services or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, PFPC Global Fund Services, at 1-800-331-1710.

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

                                                      ------------------------------------------------------
                                                      Please print exact name on account:
                                                      ------------------------------------------------------
                                                      Shareholder signature                   Date
                                                      ------------------------------------------------------
                                                      Shareholder signature                   Date
                                                      Please sign exactly as your common shares are registered.
                                                      All persons whose names appear on the share certificate
                                                      must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

THIS AUTHORIZATION FORM, WHEN SIGNED, SHOULD BE MAILED TO THE FOLLOWING ADDRESS:

                                  Eaton Vance Municipal Income Trust
                                  c/o PFPC Global Fund Services
                                  P.O. Box 8030
                                  Boston, MA 02266-8030
                                  800-331-1710

--------------------------------------------------------------------------------

NUMBER OF EMPLOYEES

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company and has no employees.

NUMBER OF SHAREHOLDERS

As of November 30, 1999, our records indicate that there are 190 registered shareholders and approximately 6,950 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

                                  Eaton Vance Distributors, Inc.
                                  The Eaton Vance Building
                                  255 State Street
                                  Boston, MA 02109
                                  1-800-225-6265

NEW YORK STOCK EXCHANGE SYMBOL

The New York Stock Exchange symbol is EVN.

EATON VANCE MUNICIPAL INCOME TRUST AS OF NOVEMBER 30, 1999

INVESTMENT MANAGEMENT

EATON VANCE MUNICIPAL INCOME TRUST

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

Thomas M. Metzold
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking
Emeritus, Harvard University Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

                       THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT ADVISER AND ADMINISTRATOR OF EATON VANCE MUNICIPAL INCOME TRUST Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109



CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116



TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
PFPC GLOBAL FUND SERVICES
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123



INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022



EATON VANCE MUNICIPAL INCOME TRUST
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109



151-11/99                     CE-NASRC-11/99